Exhibit 99.1

News Release

For Immediate Release March 10, 2016	Contact A. Sage Osterfeld sage.osterfeld@sysorex.com Tel: (760) 707-0459

Sysorex Global Reports Record Fourth Quarter and 2015 Financial Results

Conference Call to be Held Today at 4:30 pm Eastern Time

PALO ALTO, Calif. – (BUSINESS WIRE) –Sysorex Global (NASDAQ: SYRX), a developer of high performance analytics software and solutions reported financial results today for the fourth quarter and year ended December 31, 2015.

Fourth Quarter Financial Highlights:

●	2015 Q4 revenue of $20.3 million

●	2015 Q4 gross margin of 26%

●	2015 Q4 GAAP net loss of $0.16 per share

●	2015 Q4 Proforma Non-GAAP net loss[1] of $0.04 per share

●	2015 Q4 Non-GAAP Adjusted EBITDA[1] loss of $0.8 million

Full Year 2015 Financial Highlights:

●	2015 revenue of $67.0 million

●	2015 gross margin of 29%

●	2015 GAAP net loss of $0.55 per share

●	Proforma Non-GAAP net loss[1] of $0.22 per share

●	2015 Non-GAAP Adjusted EBITDA[1] loss of $3.6 million

Nadir Ali, CEO of Sysorex stated: "2015 was a pivotal year for Sysorex in completing the integration of the acquisitions we made and for positioning Sysorex Global as an innovative technology company that empowers our customers to derive real time value by combining data from both the physical and digital worlds using our proprietary AirPatrol and LightMiner technologies coupled with our professional services and our strategic storage and computing partners.”

2015 Financial Results

Revenue: Total revenues for the year ended December 31, 2015 were $67.0 million compared to $62.9 million for the prior year. The increase of $4.1 million, or approximately 6.5%, is primarily associated with growth in the Storage and Computing and Professional Services segments. Total 2015 revenue included Storage and Computing revenue of $50.0 million, Professional Services Revenue of $11.6 million, SaaS Revenue of $3.7 million and Mobile, IoT & Big Data Products revenue of $1.7 Million.

Gross Profit: Total gross profit for the year ended December 31, 2015 was $19.3 million, compared to $18.7 million in 2014. Gross margin for 2015 was approximately 29% compared to approximately 30% for 2014. This slight difference in margin is based on sales mix.

Net Loss: GAAP net loss attributable to the stockholders for 2015 was $11.7 million, compared to a net loss of $7.5 million for 2014. GAAP net loss per share for 2015 was $0.55, compared to a net loss per share of $0.42 for 2014. The increase in net loss was primarily attributable to an increase in amortization of intangibles, depreciation, acquisition costs, provision for doubtful accounts and the costs of expanding our engineering, sales and marketing operations.

Non-GAAP net loss1: 2015 pro-forma non-GAAP net loss was $4.7 million, compared to a non-GAAP net loss of $2.6 million for 2014. 2015 pro-forma non-GAAP net loss per share was $0.22, compared to a non-GAAP net loss per share of $0.14 for 2014. Non-GAAP net loss per share is defined as net loss per basic and diluted share adjusted for non-cash items including stock based compensation, amortization of intangibles and one time charges including gain/loss on the settlement of obligations, severance costs, change in the fair value of shares to be issued, acquisition costs, provision for doubtful accounts and the costs associated with the public offering.

Non-GAAP adjusted EBITDA1: Total adjusted EBITDA for the year ended December 31, 2015 was a loss of $3.6 million compared to loss of $1.9 million for the year ended December 31, 2014. Non-GAAP adjusted EBITDA is defined as net loss before interest, provision for income taxes, and depreciation and amortization plus adjustments for other income or expense items, non-recurring items and non-cash stock-based compensation.

1 A reconciliation of GAAP to non-GAAP financial measures is provided in the financial statement tables included in this press release. An explanation of these measures is also included under the heading “Non-GAAP Financial Measures.”

2

2015 Business Highlights

●	City of Seattle Selects Sysorex to Optimize its IT Infrastructure - $3.9 million purchase order

●	Sysorex announces series of IT engagements with Fortune 500 biopharmaceutical firm

●	Sysorex Lands Series of IT Systems Engagements With Leading Health Care Provider

●	Agriculture Giant Chooses Sysorex for IT Infrastructure Upgrade

●	Sysorex Secures $1 Million AirPatrol Cyber-Security Engagement with US Government Agency

●	Sysorex Announces Signing of Additional $91 Million Contract With Daruna

●	Sysorex Adds Bluetooth Support to Its AirPatrol Mobile Device Security and Locationing Systems

●	Sysorex Signs Hearst Corporation to New 3-Year Deal

●	Sysorex to Provide Retail Analytics for Saudi Shopping Center

●	Citrix Partners with AirPatrol to Deliver Strong Mobile Security

●	Sysorex to Develop Gaming Analytics for CrowdStar

●	Sysorex Acquires Assets of LightMiner Systems

●	Sysorex Awarded CIO-CS Contract

●	Sysorex Awarded NASA SEWP V Contract

●	Sysorex Awarded Sub-Contract on $249 Million Army Enterprise IT Services Contract

All results summarized in this press release (including the financial statement tables) should be considered preliminary, are qualified in their entirety by the financial statement tables included in this press release and are subject to change. Please refer to Sysorex’s Annual Report on Form 10-K for the year ended December 31, 2015, which will be filed with the Securities and Exchange Commission on or about March 30, 2016.

Management will host a conference call on Thursday, March 10, 2016, at 4:30pm Eastern Time to review financial results and corporate highlights. Following management’s formal remarks, there will be a question and answer session.

To listen to the conference call, interested parties within the U.S. should call 1-866-652-5200. International callers should call +1-412-317-6060. All callers should ask for the Sysorex Global conference call. The conference call will also be available through a live webcast at http://services.choruscall.com/links/syrx160310.

3

A replay of the call will be available approximately one hour after the end of the call through April 11, 2016. The replay can be accessed via Sysorex’s website or by dialing 1-877-344-7529 (U.S.) or +1-412-317-0088 (international). The replay conference playback code is 10082016.

About Sysorex

Sysorex (NASDAQ: SYRX) helps you derive real time value by combining data from both the digital and physical worlds. With an innovative approach to big data, analytics and the Internet of Things (IoT), we blend virtual data from software and networks with the huge volume of physical data generated by mobile devices and Internet-connected things to open new worlds of insight. Our unique solutions are helping organizations worldwide improve decision making, increase productivity, and fuel the discoveries of tomorrow. Headquartered in Palo Alto, California, we have regional offices in North America, South America, Europe and the Middle East. Visit http://sysorex.com, follow us @SysorexGlobal and Link up on LinkedIn.

Safe Harbor Statement

All statements in this release that are not based on historical fact are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. While management has based any forward-looking statements included in this release on its current expectations, the information on which such expectations were based may change. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties and other factors, many of which are outside of the control of Sysorex and its subsidiaries, which could cause actual results to materially differ from such statements. Such risks, uncertainties, and other factors include, but are not limited to, the fluctuation of global economic conditions, the performance of management and employees, the company’s ability to obtain financing, competition, general economic conditions and other factors that are detailed in the company’s periodic and current reports available for review at www.sec.gov. Furthermore, we operate in a highly competitive and rapidly changing environment where new and unanticipated risks may arise. Accordingly, investors should not place any reliance on forward-looking statements as a prediction of actual results. We disclaim any intention to, and undertake no obligation to, update or revise forward-looking statements.

4

Non-GAAP Financial Measures

Management believes that certain financial measures not in accordance with generally accepted accounting principles ("GAAP") are useful measures of operations. EBIDTA, Adjusted EBITDA and pro forma net loss per share are non-GAAP measures. Sysorex defines “EBITDA” as net income (loss) before interest, provision for (benefit from) income taxes, and depreciation and amortization. Management uses Adjusted EBITDA as the matrix in which it manages the business and Sysorex defines “Adjusted EBITDA” as EBITDA plus adjustments for other income or expense items, non-recurring items and non-cash stock-based compensation. Sysorex defines “pro forma net loss per share” as GAAP net loss per share adjusted for stock-based compensation, amortization of intangibles and one-time non-recurring charges such as gain/loss on the settlement of obligations, severance costs, change in the fair value of shares to be issued, acquisition costs, provision for doubtful accounts and the costs associated with the public offering.

Management provides Adjusted EBITDA and pro forma net loss per share measures so that investors will have the same financial information that management uses, which may assist investors in assessing Sysorex’s performance on a period-over-period basis. Adjusted EBITDA or pro forma net loss per share is not a measure of financial performance under GAAP, and should not be considered an alternative to net income (loss) or any other measure of performance under GAAP, or to cash flows from operating, investing or financing activities as an indicator of cash flows or as a measure of liquidity. Adjusted EBITDA and pro forma net loss per share have limitations as analytical tools and should not be considered either in isolation or as a substitute for analysis of Sysorex’s results as reported under GAAP.

###

Contacts

Media Inquiries:

A. Sage Osterfeld +1 (760) 707-0459

sage.osterfeld@sysorex.com

Investor Relations:

CorProminence LLC

Scott Arnold, +1 (516) 222-2560

Managing Director

www.corprominence.com

5

SYSOREX GLOBAL HOLDINGS CORP.

CONSOLIDATED BALANCE SHEETS

(In thousands, except per share data)

	December 31,	December 31,
	2015	2014
	(Unaudited)	(Audited)
ASSETS
Current assets:
Cash and cash equivalents	$4,060	$3,228
Accounts receivable, net	12,209	8,223
Notes receivable, related party	--	90
Notes and other receivables	1,340	1,293
Inventory	755	610
Prepaid licenses and maintenance contracts	7,509	7,151
Assets held for dissolution	772	15
Other current assets	1,967	1,451
Total current assets	28,612	22,061
Prepaid licenses and maintenance contracts	6,586	6,200
Property and equipment, net	1,392	1,308
Software development costs, net	1,281	278
Intangible assets, net	17,161	17,676
Goodwill	13,166	13,166
Assets held for dissolution, non-current	--	763
Other assets	517	608
Total assets	$68,715	$62,060
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$9,320	$7,290
Accrued liabilities	2,992	2,406
Deferred revenue	9,095	8,453
Short-term debt	9,417	4,696
Liabilities held for dissolution	2,026	2,029
Acquisition liability - LightMiner	3,475	--
Total current liabilities	36,325	24,874
Deferred revenue	7,666	7,181
Long-term debt	1,226	100
Other liabilities	542	684
Total liabilities	45,759	32,839
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value; 5,000,000 shares authorized; no shares issued or outstanding	--	--
Common stock, $0.001 par value; 50,000,000 shares authorized; 25,309,863 and 19,707,262 issued and 25,071,035 and 19,707,262 outstanding	25	20
Additional paid-in capital	58,226	52,122
Treasury stock, at cost, 238,838 shares	(695)	--
Due from Sysorex Consulting Inc.	(666)	(666)
Accumulated other comprehensive income (loss)	31	(18)
Accumulated deficit	(32,359)	(20,641)
Stockholders’ equity	24,562	30,817
Non-controlling interest	(1,606)	(1,596)
Total stockholders’ equity attributable to common stockholders	22,956	29,221
Total liabilities and stockholders’ equity	$68,715	$62,060

6

SYSOREX GLOBAL HOLDINGS CORP.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(In thousands, except share data)

	Three Months Ended		For the Twelve Months Ended
	December 31,		December 31,
	2015	2014	2015	2014
	(Unaudited)	(Audited)	(Unaudited)	(Audited)
Revenues
Products	$16,744	$11,835	$51,381	$50,044
Services	3,518	3,366	15,576	12,905
Total Revenues	20,262	15,201	66,957	62,949
Cost of Revenues
Products	13,162	9,532	40,763	38,906
Services	1,903	1,235	6,865	5,303
Total Cost of Revenues	15,065	10,767	47,628	44,209
Gross Profit	5,197	4,434	19,329	18,740
Operating expenses:
Research and development	14	247	635	616
Sales and marketing	3,300	2,578	11,531	9,966
General and administrative	4,485	3,077	14,255	11,935
Acquisition related costs	155	(179)	355	1,016
Amortization of intangibles	1,056	893	3,994	2,913
Total operating expenses	9,010	6,616	30,770	26,446
Loss from operations	(3,813)	(2,182)	(11,441)	(7,706)
Other income (expense):
Interest expense	(109)	(80)	(448)	(387)
Other	(4)	15	35	47
Gain on the settlement of obligation	(85)	394	(85)	394
Change in fair value of shares to be issued	53	--	211	--
Total other income (expense)	(145)	329	(287)	54
Loss before income taxes	(3,958)	(1,853)	(11,728)	(7,652)
Provision for income taxes	--	35	--	--
Net loss	(3,958)	(1,818)	(11,728)	(7,652)
Net loss attributable to non-controlling interest	(3)	(12)	(10)	(116)
Net loss attributable to common stockholders	$(3,955)	$(1,806)	$(11,718)	$(7,536)
Comprehensive loss:
Net Loss	(3,958)	(1,818)	(11,728)	(7,652)
Unrealized holding loss in marketable securities including reclassification adjustment of realized gains included in net income	--	--	--	(3)
Unrealized foreign exchange gain/(loss) from cumulative translation adjustments	70	(7)	49	(18)
Comprehensive loss	$(3,888)	$(1,825)	$(11,679)	$(7,673)
Net loss per basic and diluted common share	$(0.16)	$(0.09)	$(0.55)	$(0.42)
Weighted average common shares outstanding:
Basic and Diluted	25,274,544	19,649,288	21,181,407	18,111,210

7

SYSOREX GLOBAL HOLDINGS CORP.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Twelve Months Ended
	December 31,
	2015	2014
	(Unaudited)	(Audited)
Cash flows from operating activities:
Net loss	$(11,728)	$(7,652)
Adjustment to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	653	293
Amortization of intangible assets	3,994	2,913
Stock based compensation	1,424	1,723
Acquisition shares adjustment	--	(12)
(Gain)/Loss on settlement of obligations	85	(394)
Amortization of deferred financing costs	23	91
Change in fair value of shares to be issued	(211)	--
Compensation expense, note receivable related party	90	--
Provision for doubtful accounts	1,032	(14)
Treasury shares received upon settlement of escrow	(695)	--
Other	18	(4)
Changes in operating assets and liabilities:
Accounts receivable and other receivables	(5,066)	997
Inventory	(145)	(269)
Other current assets	(510)	(922)
Prepaid licenses and maintenance contracts	(744)	(2,963)
Other assets	69	245
Accounts payable	1,944	(1,204)
Accrued liabilities	586	(1,498)
Deferred revenue	1,127	3,623
Other liabilities	(147)	510
Total Adjustments	3,527	3,115
Net Cash Used in Operating Activities	(8,201)	(4,537)
Cash Flows Used in Investing Activities:
Purchase of property and equipment	(355)	(1,053)
Proceeds from the sale of marketable securities	--	125
Investment in capitalized software	(1,176)	(235)
Investment in LightMiner	(19)	--
Advance to employee	--	(90)
Advances to third parties	--	(950)
Repayment of notes receivable from third parties	--	180
Cash paid for AirPatrol	--	(9,514)
Cash acquired in AirPatrol acquisition	--	71
Repayment of loans to other parties	--	1,000
Change in restricted cash	--	70
Net Cash Used in Investing Activities	(1,550)	(10,396)
Cash Flows Provided by Financing Activities
Advances (repayment) of line of credit	4,682	(1,799)
Repayment of advance from Duroob Technology	--	(160)
Repayment of term loan	(764)	(375)
Advances from term loan	2,000	--
Advances from related party	2	--
Net proceeds from issuance of common stock	--	2,080
Net proceeds from capital raise	4,685	16,615
Net proceeds from conversion of employee options	--	13
Repayment of notes payable	(71)	(300)
Net Cash Provided by Financing Activities	10,534	16,074
Effect of Foreign Exchange Rate on Changes on Cash	49	(18)
Net increase in Cash and Cash Equivalents	832	1,124
Cash and Cash Equivalents - Beginning of period	3,228	2,104
Cash and Cash Equivalents - End of period	$4,060	$3,228

8

Reconciliation of Non-GAAP Financial Measures:

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(In thousands)	2015	2014	2015	2014
Net loss attributable to common stockholders	$(3,955)	$(1,806)	$(11,718)	$(7,536)
Adjustments:
Non-recurring one-time charges:
Provision for doubtful accounts	1,032	--	1,032	--
Acquisition transaction/financing costs	155	(179)	355	676
Stock based compensation - acquisition costs	--	--	--	340
Costs associated with public offering	6	--	45	45
Other - severance costs	--	--	307	--
Change in the fair value of shares to be issued	(53)	--	(211)	--
Gain on the settlement of obligations	85	(394)	85	(394)
Stock-based compensation – compensation and related benefits	540	444	1,425	1,382
Interest expense	109	80	448	387
Taxes	--	(35)	--	--
Depreciation and amortization	1,262	989	4,647	3,205
Adjusted EBITDA	$(819)	$(901)	$(3,585)	$(1,895)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(In thousands, except share data)	2015	2014	2015	2014
Net loss attributable to common stockholders	$(3,955)	$(1,806)	$(11,718)	$(7,536)
Adjustments:
Non-recurring one-time charges:
Provision for doubtful accounts	1,032	--	1,032	--
Acquisition transaction/financing costs	155	(179)	355	676
Stock based compensation - acquisition costs	--	--	--	340
Costs associated with public offering	6	--	45	45
Other - severance costs	--	--	307	--
Change in the fair value of shares to be issued	(53)	--	(211)	--
Gain on the settlement of obligations	85	(394)	85	(394)
Stock-based compensation – compensation and related benefits	540	444	1,425	1,382
Amortization of intangibles	1,056	893	3,994	2,913
Proforma non-GAAP net loss	$(1,134)	$(1,042)	$(4,686)	$(2,574)
Proforma non-GAAP net loss per basic and diluted common share	$(0.04)	$(0.05)	$(0.22)	$(0.14)
Weighted average basic and diluted common shares outstanding	25,274,544	19,649,288	21,181,407	18,111,210

9